IN THE UNITED STATES BANKRUPTCY COURTFOR
THE DISTRICT OF DELAWARE

IN RE:	: :	Chapter 11
OWENS CORNING, et al.,	: :	Case No. 00-03837 (JKF)
Debtors.	: :	Jointly Administered
______________________________________	: :	______________________________________
OWENS CORNING, et al.,	: :
Plaintiffs,	: :
v.	: :	Adv. Pro. No. 00-1575 (JKF)
CREDIT SUISSE FIRST BOSTON, et al.,	: :
Defendants.	: :	Related to NIBS Docket Nos. 47, 50, 54 and 55

STIPULATION AND ORDER TO AMEND
THE STANDSTILL AND WAIVER AGREEMENT

        WHEREAS, on May 30, 2001, the Debtors presented to the Court their Motion For Order Under 11 U.S.C. §§105(a), 362(a) and 363, and Fed. R. Bankr. P. 6004, 7065 and 9019 (I) Authorizing The Debtors To Enter Into, And To Take All Necessary Or Appropriate Action To Effectuate The Terms Of, A Standstill And Waiver Agreement With Certain Of The Defendants, (II) Terminating The Temporary Restraining Order Entered With Respect to Certain Defendants, (III) Dismissing This Adversary Proceeding With Respect To Certain Defendants, (IV) Authorizing The Debtors To Compromise And Settle Setoff Rights Asserted By The Defendants And Terminating The Stay Of 11 U.S.C. §362(a) With Respect To Certain Setoff Rights, And (V) Releasing, Discharging and Waiving Certain Claims of Defendants (the “Motion”) (NIBS Docket No. 47);

        WHEREAS, at the hearing on June 19, 2001 (the "Hearing"), the Court granted the relief requested in the Motion (NIBS Docket No. 55);

        WHEREAS, the Standstill and Waiver Agreement (the “Standstill Agreement”) provides that the Standstill Agreement can be amended if the amendment is in writing and signed by the Lenders1 constituting the Majority Banks and each Debtor and Non-Debtor whose interest will be affected by such amendment;

        WHEREAS, the parties now wish to amend the Standstill Agreement; and

        WHEREAS,the parties do not object to the approval of this Stipulation and Order by the Court.

        NOW THEREFORE, the parties by their respective counsel, hereby agree and stipulate that the Standstill Agreement shall be amended as set forth in Amendment No. 1 attached hereto as Exhibit A.

Dated: November ____, 2002

________________________________________
One of the Attorneys for Owens Corning, et al.

Norman L. Pernick, Esquire (No. 2290)
J. Kate Stickles, Esquire (No. 2917)
SAUL EWING LLP
222 Delaware Avenue, Suite 1200
P.O. Box 1266
Wilmington, DE 19899
(302) 421-6800
(302) 421-5865

Charles O. Monk, II, Esquire
Edith K. Altice, Esquire
SAUL EWING LLP
100 South Charles Street
Baltimore, MD 21201
(410) 332-8600
(410) 332-8862

Attorneys for Owens Corning, et al.

________________________________________
One of the Attorneys for
Credit Suisse First Boston, Agent

Mark D. Collins, Esquire (No. 2981)
Daniel J. DeFranceschi, Esquire (No. 2732)
RICHARDS LATYON & FINGER, P.A.
One Rodney Square
P.O. Box 551
Wilmington, DE 19899
(302) 651-7531
(302) 658-6548

Kenneth H. Eckstein, Esquire
Gary M. Becker, Esquire
KRAMER LEVIN NAFTALIS & FRANKEL LLP
919 Third Avenue
New York, NY 10022
(212) 715-9229
(212) 715-9377

Attorneys For Credit Suisse First Boston, Agent

SO ORDERED, this _____ day of November, 2002.

________________________________________
The Honorable Judith K. Fitzgerald
U.S. Bankruptcy Court

EXHIBIT A

EXECUTION C OPY

AMENDMENT NO. 1
DATED AS OF NOVEMBER __, 2002

TO

STANDSTILL AND WAIVER AGREEMENT
DATED AS OF JUNE 19, 2001

        This Amendment No. 1 dated as of November __, 2002 (the “Amendment”) is to the Standstill and Waiver Agreement dated as of June 19, 2001 (the “Agreement”) among Owens Corning, the other Debtors, the Non-Debtors parties to the Agreement, the Bank Lenders parties to the Agreement and Credit Suisse First Boston, as Agent (collectively, the “Parties”). Terms defined in the Agreement will have the same meanings when used in this Amendment, unless otherwise provided in this Amendment.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Parties agree as follows:

        1.     Revision of the Standstill Period. The definition of “Standstill Period” in Section 1(a) of the Agreement is deleted in its entirety and replaced with the following:

The term “Standstill Period” means the period from the date on which the conditions set forth in Section 5 below have been satisfied until the earliest to occur of (i) a termination due to an Event of Default (as described in Section 7 below), or (ii) the date which is forty-five (45) days after written notice of intention to terminate the Agreement has been given to Owens Corning or the Agent as provided in Section 13 of the Agreement.

        2.     Agent’s Approval of Proposed Amendments to the DIP Loan Agreement. Pursuant to Section 6(l) of the Agreement, the Agent approves the amendments proposed by Owens Corning (i) of any provision of Article 7 of the DIP Loan Agreement or (ii) to the definition of the terms “Debt,” “Lien,” “Permitted Lien” or “Distribution” under the DIP Loan Agreement.

        3.     Events of Default. The following shall not constitute an event of default under Section 7 of the Agreement (i) the adversary proceeding commenced on October 3, 2002 captioned “Owens Corning, et al. v. Credit Suisse First Boston, et al.,” Adv. Proc. No. A-02-05829, or any other amendment thereto, or (ii) the appointment of a limited purpose trustee or examiner relating to the investigation or prosecution of avoidance or fraudulent conveyance actions in the Cases.

        4.     Agreement Continues. Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect.

        5.     Limited Consent to Representation. In order to avoid unnecessary expense for the Debtors’ estates, Lenders agree that Debtors’ and Non-Debtors’ interests regarding this Amendment may be represented by Debtors’ counsel, and Lenders waive any rights to object to such representation solely for such purpose (and solely on the basis of potential conflicts of interest between Debtors and Non-Debtors; all other rights being expressly reserved).

        6.     Authority. Each individual executing this Amendment on behalf of any Lender, Debtor or Non-Debtor, respectively, warrants and represents that he or she is fully authorized to execute this Amendment in the capacities listed herein and has been duly authorized by such Lender, Debtor or Non-Debtor, respectively, to execute this Amendment. Additionally, the Agent warrants and represents that the Agent, the Majority Banks, and, if and to the extent applicable, the Belgian Lending Bank, the Swing Line Bank and any Issuing Bank (as such terms are defined in the Credit Agreement) have executed this Amendment.

        7.     Successors and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns and any other party participating in any Lender’s interest pursuant to Section 13.09 of the Credit Agreement.

        8.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        9.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        10.     Entire Agreement. The Agreement, as amended by this Amendment, is the entire agreement among Owens Corning, the Debtors, the Non-Debtors, the Lenders and CSFB, as Agent, with respect to the subject matter hereof and as so amended, supercedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Owens Corning, a Debtor
By:_________________________ Name: Title: Authorized Signatory
CDC Corporation, a Debtor
By:_________________________ Name: Title: Authorized Signatory
Engineered Yarns America, Inc., a Debtor
By:_________________________ Name: Title: authorized signatory
Falcon Foam Corporation, a Debtor
By:_________________________ Name: Title: Authorized Signatory
Integrex, a Debtor
By:_________________________ Name: Title: Authorized Signatory
Fibreboard Corporation, a Debtor
By:_________________________ Name: Title: Authorized Signatory
Exterior Systems, Inc., a Debtor
By:_________________________ Name: Title: Authorized Signatory
INTEGREX Ventures LLC, a Debtor
By:_________________________ Name: Title: Authorized Signatory
INTEGREX Professional Services LLC, a Debtor
By:_________________________ Name: Title: Authorized Signatory
INTEGREX Supply Chain Solutions LLC, a Debtor
By:_________________________ Name: Title: Authorized Signatory
INTEGREX Testing Systems LLC, a Debtor
By:_________________________ Name: Title: Authorized Signatory
HOMExperts LLC, a Debtor
By:_________________________ Name: Title: Authorized Signatory
Jefferson Holdings, Inc., a Debtor
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Fiberglas Technology Inc., a Debtor
By:_________________________ Name: Title: Authorized Signatory
Owens Corning HT, Inc., a Debtor
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Overseas Holdings Inc., a Debtor
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Remodeling Systems, LLC, a Debtor
By:_________________________ Name: Title: Authorized Signatory
Soltech, Inc., a Debtor
By:_________________________ Name: Title: Authorized Signatory
IPM, Inc., a Non-Debtor Guarantor
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Fiberglas Sweden, Inc., a Non-Debtor Guarantor
By:_________________________ Name: Title: Authorized Signatory
Vytec Corporation, a Non-Debtor Guarantor
By:_________________________ Name: Title: Authorized Signatory
European Owens-Corning Fiberglas S.A., a Non-Debtor Borrower
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Canada Inc., a Non-Debtor Borrower and a Bilateral Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Capital Holdings I, Inc., a Consenting Subsidiary
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Capital Holdings II, Inc., a Consenting Subsidiary
By:_________________________ Name: Title: Authorized Signatory
LMP Impianti Srl, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
OC (Belgium) Holdings, Inc., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
OC Celfortec Inc., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
O.C. Funding B.V., a Consolidated IPM Affiliate and a Bilateral Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Argentina Sociedad de Responsabilidad Limitada, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Composites Italia S.r.l., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Fiberglas Deutschland GmbH, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Fiberglas A.S. Limitada, a Consolidated IPM Affiliate and a Bilateral Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Fiberglas S.A., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Cayman Limited, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning (Japan) Ltd., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning VF Holdings, Inc., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning NRO Inc., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Korea, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning (Singapore) Pte Ltd., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Espana SA, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Building Materials Espana, S.A., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Fiberglas Espana, S.A., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning Australia Pty. Limited, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Fiberglas France S.A., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Veil Netherlands B.V., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Fiberglas Norway A/S, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning FSC, Inc., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens-Corning Holdings Limited, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Owens Corning NRO II Inc., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
EPS Holding AS, a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Engineered Pipe Systems, Inc., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
Flowtite Offshore Services Ltd., a Consolidated IPM Affiliate
By:_________________________ Name: Title: Authorized Signatory
NORSKE EPS BOT AS, a Consolidated IPM Affiliate and a Bilateral Affiliate
By:_________________________ Name: Title: Authorized Signatory
Credit Suisse First Boston
By:_________________________ Name: Title: Authorized Signatory
Credit Suisse First Boston Distressed Trading
By:_________________________ Name: Title: Authorized Signatory
AG Capital Funding Partners, L.P.
By:_________________________ Name: Title: Authorized Signatory
Silver Oaks & Co. L.P.
By:_________________________ Name: Title: Authorized Signatory
Arab Bank PLC
By:_________________________ Name: Title: Authorized Signatory
Bank of America
By:_________________________ Name: Title: Authorized Signatory
Bank of Tokyo Mitsubishi Ltd.
By:_________________________ Name: Title: Authorized Signatory
Bank One, N.A.
By:_________________________ Name: Title: Authorized Signatory
Barclays Bank PLC
By:_________________________ Name: Title: Authorized Signatory
Bear, Stearns & Co., Inc.
By:_________________________ Name: Title: Authorized Signatory
Brencourt Distressed Sec Master
By:_________________________ Name: Title: Authorized Signatory
Cargill Financial Services International
By:_________________________ Name: Title: Authorized Signatory
CIC - Union Europeenne
By:_________________________ Name: Title: Authorized Signatory
Continental Casualty Co.
By:_________________________ Name: Title: Authorized Signatory
Credit Agricole Indosuez
By:_________________________ Name: Title: Authorized Signatory
Credit Lyonnais
By:_________________________ Name: Title: Authorized Signatory
D.E. Shaw Laminar Portfolio
By:_________________________ Name: Title: Authorized Signatory
Deutsche Bankers Trust
By:_________________________ Name: Title: Authorized Signatory
Dexia Bank
By:_________________________ Name: Title: Authorized Signatory
DK Acquisition Partners, L.P.
By:_________________________ Name: Title: Authorized Signatory
Fernwood Associates, L.P.
By:_________________________ Name: Title: Authorized Signatory
Foothill Partners IV, L.P.
By:_________________________ Name: Title: Authorized Signatory
Franklin Mutual Advisors
By:_________________________ Name: Title: Authorized Signatory
GE Capital Commercial Finance
By:_________________________ Name: Title: Authorized Signatory
Grayson & Co.
By:_________________________ Name: Title: Authorized Signatory
Goldentree Hi Yield Val Master
By:_________________________ Name: Title: Authorized Signatory
Goldman Sachs Credit Partners L.P.
By:_________________________ Name: Title: Authorized Signatory
Greenwich
By:_________________________ Name: Title: Authorized Signatory
HBK Master Fund
By:_________________________ Name: Title: Authorized Signatory
Halcyon Restructuring Fund, LP
By:_________________________ Name: Title: Authorized Signatory
Instituto Bancario San Paolo
By:_________________________ Name: Title: Authorized Signatory
JP Morgan Chase Bank
By:_________________________ Name: Title: Authorized Signatory
KD Distressed & High Income Sec
By:_________________________ Name: Title: Authorized Signatory
Kensington International Limited, Elliott International Capital Advisors, Inc. as Attorney-in-Fact
By:_________________________ Name: Title: Authorized Signatory
King Street Capital Management L.L.C.
By:_________________________ Name: Title: Authorized Signatory
Lehman Commercial Paper Inc.
By:_________________________ Name: Title: Authorized Signatory
Loeb Partners Corporation
By:_________________________ Name: Title: Authorized Signatory
Longacre Master Fund, Ltd.
By:_________________________ Name: Title: Authorized Signatory
Mainstay Funds
By:_________________________ Name: Title: Authorized Signatory
Merced Partners Limited Partnership
By:_________________________ Name: Title: Authorized Signatory
Merril Lynch, Pierce, Fenner & Smith Inc.
By:_________________________ Name: Title: Authorized Signatory
Morgan Stanley Emerging Markets
By:_________________________ Name: Title: Authorized Signatory
O’Connor Distressed Trading
By:_________________________ Name: Title: Authorized Signatory
Oak Hill Securities Fund, L.P.
By:_________________________ Name: Title: Authorized Signatory
Oak Hill Securities Fund II, L.P.
By:_________________________ Name: Title: Authorized Signatory
OZ Master Fund, Ltd.
By:_________________________ Name: Title: Authorized Signatory
OZF Credit Opp Master Fund Ltd.
By:_________________________ Name: Title: Authorized Signatory
OZF Credit Opp Master Fund II
By:_________________________ Name: Title: Authorized Signatory
Royal Bank of Canada
By:_________________________ Name: Title: Authorized Signatory
Satellite Senior Income Fund
By:_________________________ Name: Title: Authorized Signatory
Springfield Associates, LLC, Elliott Associates, L.P., as Managing Partner
By:_________________________ Name: Title: Authorized Signatory
Societe Generale
By:_________________________ Name: Title: Authorized Signatory
Tensor Endowment Ltd.
By:_________________________ Name: Title: Authorized Signatory
UBS AG
By:_________________________ Name: Title: Authorized Signatory
Wells Fargo Bank, National Association
By:_________________________ Name: Title: Authorized Signatory
York Capital Management, L.P.
By:_________________________ Name: Title: Authorized Signatory